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                 STATEMENT TO MARINE CERTIFICATEHOLDERS
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of
September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
             Month                                                  Feb-98
             Collection Period                                          2/1/98
             Determination Date                                        3/11/98
             Deposit Date                                              3/13/98
             Distribution Date                                         3/16/98

             MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last
                    day of the Collection Period (Record Date)  108,017,815.13
                 Marine Certificate Factor                         89.4159677%
                 Marine Ending Certificate Balance (per
                    $1,000 certificate)                                 894.16
                 Liquidation Proceeds                                71,100.00
                 Purchase Amounts                                        -

             AMOUNTS DISTRIBUTED ON THE DISTRIBUTION
               DATE (PER $1,000 CERTIFICATE)
                 Interest Payments:
                 Monthly Interest Payment                              4.83826
                 Carry-Over Monthly Interest Payment                          -
                 Total Marine Interest Payment                         4.83826

                 Marine Principal Payments:
                 Monthly Marine Principal Payment                     20.15123
                 Carry-Over Monthly Marine Principal Payment              -
                 Total Marine Principal Payment                       20.15123

                 Marine Servicing Fee:
                 Marine Servicing Fee                                  0.57145
                 Carry-Over Monthly Marine Servicing Fee                  -
                 Total Marine Servicing Fee                            0.57145





                  STATEMENT TO RV CERTIFICATEHOLDERS
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
             Month                                                 Feb-98
             Collection Period                                          2/1/98
             Determination Date                                        3/11/98
             Deposit Date                                              3/13/98
             Distribution Date                                         3/16/98

             RV POOL BALANCE
                 RV Pool Balance on the close of the last day
                    of the Collection Period (Record Date)       42,906,412.80
                 RV Certificate Factor                             88.6742822%
                 RV Ending Certificate Balance (per $1,000
                    certificate)                                        886.74
                 Liquidation Proceeds                                47,376.01
                 Purchase Amounts                                        -

             AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE
              (PER $1,000 CERTIFICATE) RV
                 Interest Payments:
                 Monthly RV Interest Payment                           4.75976
                 Carry-Over Monthly RV Interest Payment                   -
                 Total RV Interest Payment                             4.75976

                 RV Principal Payments:
                 Monthly RV Principal Payment                         27.13054
                 Carry-Over Monthly RV Principal Payment                  -
                 Total RV Principal Payment                           27.13054

                 RV Servicing Fee:
                 RV Servicing Fee                                      0.57117
                 Carry-Over Monthly RV Servicing Fee                      -
                 Total RV Servicing Fee                                0.57117





                  MONTHLY MARINE SERVICERS CERTIFICATE
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
             Month                                               Feb-98
             Collection Period                                        1-Feb-98
             Determination Date                                      11-Mar-98
             Deposit Date                                            13-Mar-98
             Distribution Date                                       16-Mar-98

             MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last
                    day of the preceding Collection Period      110,452,143.91
                 Marine Principal Collections                     2,232,808.09
                 Purchase Amounts with respect to Marine
                    Receivables allocable to Principal                  -
                 Defaulted Marine Receivables                       201,520.69
                 Marine Pool Balance on the close of the last
                    day of the Collection Period                108,017,815.13

                 Original Marine Pool Balance                   120,803,719.92

                 Marine Pool Factor                                89.4159677%

                 Preference Amounts with respect to Marine
                    Receivables                                         -

                 Marine Pass-Through Rate                              6.3500%
                 Marine Servicing Fee Rate                             0.7500%

             MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest         1,009,610.93
                 Purchase Amounts with respect to Marine
                 Receivables allocable to interest                     -
                 Liquidation Proceeds with respect to Marine
                    Receivables                                      71,100.00
                 Marine Collections allocable to principal        2,232,808.09
                 Purchase Amounts with respect to Marine
                    Receivables allocable to principal                  -
                 Other Marine Available Funds                           -
                 Total Marine Available Funds                     3,313,519.02

             MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                    584,475.93
                 Carry-Over Monthly Marine Interest                     -
                 Total                                              584,475.93

             MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                 2,434,328.78
                 Carry-Over Monthly Marine Principal                    -
                 Total                                            2,434,328.78

             MARINE SERVICING FEE
                 Servicing Marine Fee                                69,032.59
                 Carry-Over Monthly Marine Servicing Fee                 -
                 Total                                               69,032.59

             MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts from prior Distribution Dates      -
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts                                    -
                 Distribution to reimburse Marine Reserve
                    Account Cross Collateral Withdrawal Amounts           -
                 Total Owed to Reimburse Marine Cross Collateral
                    Withdrawal Account                                    -

             DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                           3,313,519.02
                 Marine Reserve Account Withdrawal Deposit               -
                 RV Reserve Account Cross Collateral Withdrawal
                    Amount                                               -
                 Surety Bond Drawing Deposit                             -
                 Total Deposit to the Marine Certificate Account  3,313,519.02

             DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                 Monthly Marine Interest Payment and any
                    Carry-Over Monthly Marine Interest              584,475.93
                 Monthly Marine Principal Payment and any
                    Carry-Over Monthly Marine Principal           2,434,328.78
                 Marine Servicing Fee and any Carry-Over
                    Marine Servicing Fee                             69,032.59
                 Distributions to the Surety Bond Provider           11,045.21
                 Shortfall in RV Certificate Account                     -
                 Distributions to meet shortfall in RV
                    Certificate Account                                  -
                 Distribution to reimburse RV Reserve Account
                    Cross Collateral Withdrawal Amounts                  -
                 Distribution to the Marine Reserve Account         214,636.51
                 Distribution to the RV Reserve Account                  -
                 Distributions to the Depositor                          -

                 Carry-Over Monthly Marine Interest to the next
                    Distribution Date                                    -
                 Carry-Over Monthly Marine Principal to the next
                    Distributions Date                                   -
                 Carry-Over Monthly Marine Servicing Fee to the
                    next Distribution Date                               -

             MARINE  RESERVE ACCOUNT

                 Marine Reserve Account Balance as of the end
                    of the preceding Collection Period            2,193,391.54
                 Earnings from investments on the Marine
                    Reserve Account                                   4,105.02
                 Marine Reserve Account Withdrawals                      -
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts                                   -
                 Deposits to the Marine Reserve Account             214,636.51
                 Reimbursement of Marine Reserve Account
                    Cross Collateral Withdrawal Amounts                  -
                 Deposits to Marine Reserve Account from RV
                    Available Funds                                      -
                 Marine Reserve Account Balance                   2,412,133.07
                 Distributions of any excess amounts on
                    deposit in the Marine Reserve Account                -
                 Ending Marine Reserve Account Balance            2,412,133.07

                 Marine Reserve Account Balance as a % of the
                    Marine Pool Balance                                1.9858%
                 Specified Marine Reserve Account Requirement 3,240,534.45 Amount needed to fully fund Marine Reserve
                    Account                                         828,401.39

             SURETY BOND
                 Outstanding Reimbursement Obligations at the
                    end of the preceding Collection Period               -
                 Preference Amounts                                      -
                 Surety Bond Drawing Amount                              -
                 Surety Bond Fee                                     11,045.21
                 Interest on Outstanding Reimbursement
                   Obligations at the end of the preceding
                   Collection Period                                     -
                 Amount Owed to Surety Bond Provider                 11,045.21
                 Distributions made to the Surety Bond Provider      11,045.21
                 Remaining Amounts Owed to the Surety Bond Provider      -

             NET CREDIT LOSS RATIO
                 Net Credit Losses                                  130,420.69
                 Average Net Credit Loss Ratio - Annualized              0.88%

             DELINQUENCY ANALYSIS
                 Number of Loans
                 30 to 59 days past due                                    205
                 60 to 89 days past due                                     49
                 90 or more days past due                                   86
                 Total                                                     340

                 Principal Balance
                 30 to 59 days past due                           1,911,442.18
                 60 to 89 days past due                             437,327.03
                 90 or more days past due                         1,017,973.59
                 Total                                            3,366,742.80

                 Delinquency Ratio - 60+ Day Delinquent Accounts
                 For the current Collection Period                     1.3473%
                 For the preceding Collection Period                   1.3888%
                 For the second preceding Collection Period            1.2661%
                 For the third preceding Collection Period             0.6990%
                 Average 3 month 60 Day + Delinquency Ratio            1.3341%
                 Average 4 month 60 Day + Delinquency Ratio            1.1753%


             REPOSSESSION ANALYSIS
                 Current Balance of Contracts where
                    Repossession Occurred in the Current Month      152,609.10
                 Number of Contracts where Repossession
                    Occurred in the Current Month                        11.00


             WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                 Weighted Average Coupon 11.5233%
                 Weighted Average Original Term (months)                128.71
                 Weighted Average Remaining Term (months)                   97
                 Number of Outstanding Accounts-End of Period           10,187


             CASH SETTLEMENT FOR THE TRUSTEE
                 Total Deposit to the Marine Collection Account   3,313,519.02
                 Marine Servicing Fee                                69,032.59
                 Marine Interest allocable to the Seller's
                    Certificate                                           3.48
                 Marine Principal amount allocable to the
                    Seller's Certificate                                 14.51
                 Wire Funds to the Surety Bond Provider              11,045.21
                 Net Deposit to the Marine Certificate
                    Account - Excluding Amounts Due to Seller     3,233,423.23
                 Wire Funds to the Marine Certificateholders
                    - Interest Amounts                              584,472.45
                 Wire Funds to the Marine Certificateholders
                    - Interest Amounts                            2,434,314.27
                 Deposit Funds into the Marine Reserve Account      214,636.51
                 Deposit Funds into the RV Reserve Account               -
                 Wire Funds to NationsCredit                             -

Approved by:  \s\LAWRENCE ANGELILLI ------------------------ Authorized Signer




                   MONTHLY RV SERVICERS CERTIFICATE
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
             Month                                               Feb-98
             Collection Period                                        1-Feb-98
             Determination Date                                      11-Mar-98
             Deposit Date                                            13-Mar-98
             Distribution Date                                       16-Mar-98

             RV POOL BALANCE
                 RV Pool Balance on the close of the last
                    day of the preceding Collection Period       44,219,165.72
                 RV Principal Collections                         1,230,945.86
                 Purchase Amounts with respect to RV Receivables
                    allocable to Principal                              -
                 Defaulted RV Receivables                            81,807.06
                 RV Pool Balance on the close of the
                    last day of the Collection Period            42,906,412.80

                 Original RV Pool Balance                        48,386,535.24

                 RV Pool Factor                                    88.6742822%

                 Preference Amounts with respect to RV Receivables       -

                 RV Pass-Through Rate                                  6.2500%
                 RV Servicing Fee Rate                                 0.7500%

             RV AVAILABLE FUNDS
                 RV Collections allocable to interest               403,508.10
                 Purchase Amounts with respect to RV
                    Receivables allocable to interest                         -
                 Liquidation Proceeds with respect to RV
                    Receivables                                      47,376.01
                 RV Collections allocable to principal            1,230,945.86
                 Purchase Amounts with respect to RV Receivables
                    allocable to principal                              -
                 Other RV Available Funds                               -
                 Total RV Available Funds                         1,681,829.97

             RV INTEREST PAYMENT
                 Monthly RV Interest Payment                        230,308.15
                 Carry-Over Monthly RV Interest                         -
                 Total                                              230,308.15

             RV PRINCIPAL PAYMENT
                 Monthly RV Principal Payment                     1,312,752.92
                 Carry-Over Monthly RV Principal                        -
                 Total                                            1,312,752.92

             RV SERVICING FEE
                 RV Servicing Fee                                    27,636.98
                 Carry-Over Monthly RV Servicing Fee                     -
                 Total                                               27,636.98

             RV RESERVE ACCOUNT CROSS SUPPORT
                 RV Reserve Account Cross Collateral Withdrawal
                    Amounts from prior Distribution Dates                -
                 RV Reserve Account Cross Collateral Withdrawal
                    Amounts                                              -
                 Distribution to reimburse RV Reserve Account
                    Cross Collateral Withdrawal Amounts                  -
                 Total Owed to Reimburse RV Cross Collateral
                    Withdrawal Account                                   -

             DEPOSIT TO RV CERTIFICATE ACCOUNT
                 RV Available Funds                               1,681,829.97
                 RV Reserve Account Withdrawal Deposit                   -
                  Marine Reserve Account Cross Collateral
                    Withdrawal Amount                                    -
                 Surety Bond Drawing Deposit                             -
                 Total Deposit to the RV Certificate Account      1,681,829.97

             DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                 Monthly RV Interest Payment and any Carry-Over
                    Monthly RV Interest                             230,308.15
                 Monthly RV Principal Payment and any Carry-Over
                    Monthly RV Principal                          1,312,752.92
                 RV Servicing Fee and any Carry-Over RV Servicing
                    Fee                                              27,636.98
                 Distributions to the Surety Bond Provider            4,421.92
                 Shortfall in Marine Certificate Account                  -
                 Distribution to meet shortfall in Marine
                    Certificate Account                                   -
                 Distribution to reimburse Marine Reserve
                    Account Cross Collateral Withdrawal Amounts           -
                 Distributions to the RV Reserve Account            106,710.00
                 Distribution to the Marine Reserve Account               -
                 Distributions to the Depositor                           -

                 Carry-Over Monthly RV Interest to the next
                    Distribution Date                                     -
                 Carry-Over Monthly RV Principal to the next
                    Distributions Date                                    -
                 Carry-Over Monthly RV Servicing Fee to the
                    next Distribution Date                                -

             RV RESERVE ACCOUNT

                 RV Reserve Account Balance as of the end of
                    the preceding Collection Period               1,833,081.42
                 Earnings from investments on the RV Reserve
                    Account                                           9,399.24
                 RV Reserve Account Withdrawals                          -
                 RV Reserve Account Cross Collateral
                    Withdrawal Amounts                                   -
                 Deposits to the RV Reserve Account                 106,710.00
                 Reimbursement of RV Reserve Account Cross
                    Collateral Withdrawal Amounts                        -
                 Deposits to RV Reserve Account from
                    Marine Available Funds                               -
                 RV Reserve Account Balance                       1,949,190.66
                 Distributions of any excess amounts on
                    deposit in the RV Reserve Account                   -
                 Ending RV Reserve Account Balance                1,949,190.66

                 RV Reserve Account Balance as a % of the RV
                    Pool Balance                                       4.1454%
                 Specified RV Reserve Account Requirement         2,359,852.70
                 Amount needed to fully fund RV Reserve Account     410,662.04

             SURETY BOND
                 Outstanding Reimbursement Obligations at the
                    end of the preceding Collection Period              -
                 Preference Amounts                                     -
                 Surety Bond Drawing Amount                             -
                 Surety Bond Fee                                      4,421.92
                 Interest on Outstanding Reimbursement
                    Obligations at the end of the preceding
                    Collection Period                                   -
                 Amount Owed to Surety Bond Provider                  4,421.92
                 Distributions made to the Surety Bond
                    Provider                                          4,421.92
                 Remaining Amounts Owed to the Surety
                    Bond Provider                                        -

             NET CREDIT LOSS RATIO
                 Net Credit Losses                                   34,431.05
                 Average Net Credit Loss Ratio                           1.09%

             DELINQUENCY ANALYSIS
                 Number of Loans
                 30 to 59 days past due                                     52
                 60 to 89 days past due                                     12
                 90 or more days past due                                   21
                 Total                                                      85

                 Principal Balance
                 30 to 59 days past due                             574,098.64
                 60 to 89 days past due                             201,375.50
                 90 or more days past due                           267,880.57
                 Total                                            1,043,354.71

                 60 Day + Delinquency Ratio
                 For the current Collection Period                     0.4348%
                 For the preceding Collection Period                   0.4348%
                 For the second preceding Collection Period            0.6725%
                 For the third preceding Collection Period             0.4946%
                 Average 3 month 60 Day + Delinquency Ratio            0.5340%
                 Average 4 month 60 Day + Delinquency Ratio            0.5279%


             REPOSSESSION ANALYSIS
                 Current Balance of Contracts where
                    Repossession Occurred in the Current Month       25,325.44
                 Number of Contracts where Repossession Occurred
                    in the Current Month                                  3.00


             WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                 Weighted Average Coupon                              11.5136%
                 Weighted Average Original Term (months)                140.99
                 Weighted Average Remaining Term (months)                   94
                 Number of Outstanding Accounts-End of Period            3,495


             CASH SETTLEMENT FOR THE TRUSTEE
                 Total Deposit to the RV Collection Account       1,681,829.97
                 RV Servicing Fee                                    27,636.98
                 RV Interest allocable to the Seller's
                    Certificate                                           0.00
                 RV Principal amount allocable to the
                    Seller's Certificate                                  0.01
                 Wire Funds to the Surety Bond Provider               4,421.92
                 Net Deposit to the RV Certificate Account
                    - Excluding Amounts Due to Seller             1,649,771.07
                 Wire Funds to the RV Certificateholders
                    - Interest Amounts                              230,308.15
                 Wire Funds to the RV Certificateholders
                    - Principal Amounts                           1,312,752.91
                 Deposit Funds into the RV Reserve Account          106,710.00
                 Deposit Funds into the Marine Reserve Account           -
                 Wire Funds to NationsCredit                             -


Approved by: \s\LAWRENCE ANGELILLI ------------------------- Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

March 16, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 2
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI ------------------------------- Lawrence Angelilli Vice President & Treasurer
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